UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )
Filed by the Registrant  ☒                Filed by a party other than the Registrant  ☐
Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12
Dell Technologies Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

DELL Technologies

DELL TECHNOLOGIES INC.
ONE DELL WAY
ROUND ROCK, TX 78682

D48579-P55689

Your **Vote** Counts!

DELL TECHNOLOGIES INC.

You invested in DELL TECHNOLOGIES INC. and it’s time to vote or submit your proxy!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 22, 2021.

Get informed before you vote or submit your proxy
View the Notice of Annual Meeting of Stockholders, Proxy Statement, Proxy Card and Annual Report on Form 10-K online at www.ProxyVote.com OR you can receive a free paper or email copy of the materials by requesting prior to June 8, 2021. If you would like to request a copy of the materials for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless you request the materials, you will not otherwise receive a paper or email copy.

Smartphone users Point your camera here and submit your proxy without entering a control number	Vote Virtually at the Meeting* June 22, 2021 10:00 a.m. Central Time
Virtually at: www.virtualshareholdermeeting.com/DELL2021
You may use www.ProxyVote.com or scan the QR code above to submit your proxy until 11:59 p.m. Eastern Time on Monday, June 21, 2021.

*Please check the proxy materials for any special requirements for meeting attendance.
V1

Submit Your Proxy at www.ProxyVote.com

THIS IS NOT A BALLOT

You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that contain important information and are available to you on the Internet or by mail. You may view the proxy materials online at www.ProxyVote.com or easily request a paper or e-mail copy (see previous page).

We encourage you to access and review all of the important information contained in the proxy materials before submitting your proxy or attending the meeting and voting.

A complete list of stockholders entitled to vote at the annual meeting is available to any stockholder for examination online during the annual meeting. To access it during the meeting, visit www.virtualshareholdermeeting.com/DELL2021 and enter the control number printed in the box labeled “Control #” (located on the previous page).

See the previous page to obtain proxy materials and instructions for submitting your proxy or attending the meeting and voting.

Voting Items			Board Recommends
1.	Election of Group I Directors
Nominees:
	01) Michael S. Dell	04) William D. Green
	02) David W. Dorman	05) Simon Patterson
	03) Egon Durban	06) Lynn M. Vojvodich	For
Election of Group IV Director
Nominee:
07) Ellen J. Kullman
2.	Ratification of the appointment of PricewaterhouseCoopers LLP as Dell Technologies Inc.’s independent registered public accounting firm for fiscal year ending January 28, 2022		For
3.	Approval, on an advisory basis, of the compensation of Dell Technologies Inc.’s named executive officers as disclosed in the proxy statement		For
NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

Prefer to receive an email instead? On www.ProxyVote.com, be sure to click “Sign up for E-delivery”.
D48580-P55689

DELL TECHNOLOGIES INC.
Your Vote Counts!
2021 Annual Meeting
Submit Your Proxy by June 21, 2021
11:59 PM ET
D48579-P55689

For complete information and to submit your proxy, visit www.ProxyVote.com
Control #